Table of Contents

      USAA Family of Funds                                    1
      Message from the President                              2
      Investment Review                                       4
      Message from the Managers                               5
      Shareholder Voting Results                              8
      Financial Information
         Portfolio of Investments                             9
         Notes to Portfolio of Investments                   16
         Statement of Assets and Liabilities                 17
         Statement of Operations                             18
         Statements of Changes in Net Assets                 19
         Notes to Financial Statements                       20









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.









                        USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

- It is best to base investment strategy on something other than a forecast of the market.

- If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

- If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset  allocation  approach of our strategy  funds.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.








Investment Review


USAA INTERNATIONAL FUND

OBJECTIVE:  Capital appreciation with current income as a secondary objective.

TYPES OF INVESTMENTS: Invests principally in equity securities of foreign companies.


--------------------------------------------------------------------------------
                                           11/30/99             5/31/99
================================================================================
  Net Assets                            $557.0 Million       $499.9 Million
  Net Asset Value Per Share                 $22.58               $19.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns as of 11/30/99
================================================================================
     5/31/99 to 11/30/99(+)       1 Year           5 Years         10 Years
            15.93%                23.48%           11.43%           10.43%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, the Morgan Stanley Capital Index (MSCI)-EAFE, and the Lipper International Funds Average for the period of 11/30/89 through 11/30/99. The data points from the graph are as follows:

                USAA
            International         MSCI-EAFE         Lipper
                Fund                Index           Average
            -------------         ---------         -------

11/30/89       $10,000             $10,000          $10,000
05/31/90        10,659               9,195           10,622
11/30/90         9,465               7,811            9,410
05/31/91        10,167               8,702           10,307
11/30/91        10,246               8,463           10,149
05/31/92        11,452               8,409           11,242
11/30/92        10,709               7,777           10,106
05/31/93        12,680               9,787           11,878
11/30/93        13,648               9,665           12,958
05/31/94        15,357              11,116           14,395
11/30/94        15,699              11,099           14,357
05/31/95        15,739              11,664           14,589
11/30/95        16,293              11,939           15,183
05/31/96        18,841              12,909           16,783
11/30/96        19,885              13,343           17,434
05/31/97        21,990              13,882           18,832
11/30/97        21,665              13,290           18,276
05/31/98        24,912              15,424           21,466
11/30/98        21,839              15,476           20,194
05/31/99        23,261              16,097           21,081
11/30/99        26,966              18,741           25,811

Data from 11/30/89 through 11/30/99


The graph illustrates how a $10,000 hypothetical investment in the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index
(MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market, and the Lipper International Funds Average, an average performance level of all international funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.









Message from the Managers


[PHOTOGRAPH OF PORTFOLIO MANAGERS:  FROM  LEFT TO RIGHT: ALBERT SEBASTIAN,  CFA;
 DAVID G. PEEBLES, CFA; AND KEVIN P. MOORE APPEAR HERE]

MARKET CONDITIONS

For the six-month period ended November 30, 1999, your Fund's total return was 15.93% compared with the Lipper International Funds Average return of 22.68% and the Morgan Stanley Capital Index (MSCI)-EAFE return of 16.43%. The Fund's performance was negatively impacted by its underweighted position in Japan and other Asian markets, while holdings in telecommunications and technology benefited performance for the period.

EUROPE

In Europe, rising interest rates as well as weak currencies negatively impacted equity returns. An improved profit outlook and stronger economic growth positively impacted performance. Telecommunications and technology stocks were the best-performing issues, with media and mining stocks also performing well. However, auto-related and interest-rate-sensitive stocks performed poorly for the period.

CANADA

Canada was a mixed bag with telecommunications and technology performing well, while financials were relatively weak. Energy stocks were also mixed despite higher energy prices.

JAPAN

The market continued to be very strong during the last six months due mainly to global popularity of telecommunications and technology stocks. Growth stocks continued to outperform value stocks due to the secular transformation of the Japanese economy -- from manufacturing to service. The other focus of the market this year has been corporate restructuring, which we expect to continue next year. Consolidation of the banking sector should continue which would, in turn, bring more efficient credit usage. The yen turned around after the middle of the year with expectation of a stronger Japanese economic recovery. The Organization for Economic Cooperation and Development (OECD) recently revised this year's and next year's gross domestic product (GDP) growth from -0.9% to +1.4%, and from 0% to +1.4%, respectively. The current Obuchi administration appears to be very solid, and we expect no political turmoil to take place in the next six months. Our overweighting in the technology and telecommunications sectors positively impacted our performance this year.


Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average and the MSCI-EAFE definitions.


EMERGING MARKETS

Most of the regional markets suffered a pullback in the midsummer months, and all, except for some Eastern European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998. Expectations for the Asian economies continued to rise during the last six months while concerns lingered regarding Eastern European economies. Commodity price increases and interest-rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded as concerns about presidential elections in Mexico and economic concerns in Brazil have receded.

OUTLOOK

We continue to be encouraged by the strength of the global economy and continue to view Europe positively. European valuations still look relatively attractive, and interest rates in Europe have the potential to decline based on a benign inflation outlook. The value of the Eurodollar could stabilize -- or possibly move higher -- as economic growth patterns in the United States and Europe converge next year. We are comfortable with our energy exposure, as the fundamental values of the stocks do not reflect current energy prices. In Japan, the market will continue to be led by telecommunications and technology sectors as well as by large-capitalization growth stocks. We believe that a combination of falling interest rates in emerging markets and increased global growth provides the potential for a positive backdrop in 2000.



--------------------------------------------     ----------------------------------------
          Top 10 Equity Holdings                             Top 10 Industries
            (% of Net Assets)                                (% of Net Assets)
--------------------------------------------     ----------------------------------------
Nokia                                    2.8     Telephones                          10.6
Total Fina SA ADR                        2.1     Banks - Major Regional               8.3
Nortel Networks Corp.                    2.0     Drugs                                5.6
WPP Group plc                            1.7     Communication Equipment              4.7
Telefonica de Espana S.A. ADR            1.7     Insurance - Multiline                4.5
Cookson Group plc                        1.7     Oil - International Integrated       4.2
Koninklijke Philips Electronics N.V.     1.5     Auto Parts & Equipment               2.8
Akzo Nobel N.V.                          1.5     Retail-Specialty                     2.7
ING Group N.V.                           1.4     Railroads/Shipping                   2.6
National Westminster Bank plc            1.4     Manufacturing - Diversified          2.2
--------------------------------------------     ----------------------------------------



                            ASSET ALLOCATION
                                11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA International Fund to be:

Other - 21.0% (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issues); United Kingdom - 16.7%; Japan - 13.6%; Netherlands
- 9.9%; France - 7.8%; Canada - 7.5%; Finland - 5.2%; Italy - 4.2%; Germany - 3.4%; Spain - 3.5%; Denmark - 3.2%; and Switzerland - 3.1%.



Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.

See page 9 for a complete listing of the portfolio of investments.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.









Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     TRUSTEES                     VOTES FOR             VOTES WITHHELD
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.


                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
             FOR                     AGAINST                  ABSTAIN

         179,181,697                2,930,888                2,467,103









USAA INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)


                                                                         Market
   Number                                                                 Value
 of Shares                       Security                                 (000)
--------------------------------------------------------------------------------

                                 STOCKS (94.6%)
            Argentina (0.2%)
   38,385   IRSA Inversiones y Representaciones S.A. GDR                $  1,226
--------------------------------------------------------------------------------

            Austria (1.6%)
   22,200   Bank Austria AG                                                1,175
   63,600   Boehler Uddeholm AG                                            2,666
   80,800   VA Flughafen Wien AG                                           2,809
   42,000   VA Technologie AG                                              2,576
--------------------------------------------------------------------------------
                                                                           9,226
--------------------------------------------------------------------------------

            Brazil (0.7%)
   44,200   Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar ADR                                                   1,179
   77,800   Panamerican Beverages, Inc. "A"                                1,459
7,500,000   Petroleo Brasileiro S.A. (Preferred)                           1,516
--------------------------------------------------------------------------------
                                                                           4,154
--------------------------------------------------------------------------------

            Canada (7.5%)
  369,300   Anderson Exploration Ltd. *                                    4,115
  100,800   Canadian Imperial Bank of Commerce                             2,243
  231,500   Canadian National Railway Co.                                  6,931
  271,700   Canadian Occidental Petroleum Ltd.                             5,247
  244,700   Manulife Financial Corp. *                                     3,166
  150,000   Nortel Networks Corp.                                         11,100
  141,300   Suncor Energy, Inc.                                            5,334
  177,400   Toronto-Dominion Bank                                          4,279
--------------------------------------------------------------------------------
                                                                          42,415
--------------------------------------------------------------------------------

            Chile (0.1%)
    1,561   Sociedad Quimica y Minera de Chile S.A. ADR "A"                   44
   27,000   Sociedad Quimica y Minera de Chile S.A. ADR "B"                  768
--------------------------------------------------------------------------------
                                                                             812
--------------------------------------------------------------------------------

            China (0.5%)
  117,200   China Telecom Ltd. *                                             626
1,552,000   Cosco Pacific Ltd.                                             1,269
  796,000   New World Infrastructure Ltd.*                                   897
--------------------------------------------------------------------------------
                                                                           2,792
--------------------------------------------------------------------------------

            Denmark (3.2%)
   43,900   ISS International Service System A/S "B" *                     2,557
  164,200   SAS Danmark A/S                                                1,690
  107,100   Tele Danmark A/S "B"                                           6,905
   92,900   Unidanmark A/S                                                 7,047
--------------------------------------------------------------------------------
                                                                          18,199
--------------------------------------------------------------------------------

            Egypt (0.2%)
   74,300   Suez Cement Co. S.A.E. GDR                                     1,200
--------------------------------------------------------------------------------

            Finland (5.2%)
1,305,800   Merita plc "A"                                                 7,869
  214,179   Metso OYJ *                                                    2,321
  112,920   Nokia Corp. ADR                                               15,604
  100,700   Sampo Insurance Co. "A"                                        3,298
--------------------------------------------------------------------------------
                                                                          29,092
--------------------------------------------------------------------------------

            France (7.8%)
   17,100   Accor S.A.                                                     3,884
   78,386   CNP Assurances                                                 2,566
  115,000   Coflexip ADR                                                   4,643
   52,800   Eramet Group                                                   2,926
   27,200   ISIS S.A.                                                      1,642
   81,600   Renault S.A.                                                   3,588
   70,500   Rhodia                                                         1,286
   73,300   Rhone Poulenc S.A.                                             4,543
   79,980   SEITA                                                          4,111
  178,733   Total Fina S.A.                                               11,819
   42,800   Valeo S.A.                                                     2,868
--------------------------------------------------------------------------------
                                                                          43,876
--------------------------------------------------------------------------------

            Germany (3.4%)
  125,800   Continental AG                                                 2,510
  121,600   Hoechst AG                                                     5,992
  120,200   Merck KGaA                                                     3,513
  151,460   Veba AG                                                        7,403
--------------------------------------------------------------------------------
                                                                          19,418
--------------------------------------------------------------------------------

            Greece (0.5%)
   80,900   Hellenic Telecommunications Organization S.A. (OTE)            1,734
   88,530   National Bank of Greece S.A. GDR                               1,239
--------------------------------------------------------------------------------
                                                                           2,973
--------------------------------------------------------------------------------

            Hong Kong (0.3%)
  150,000   Hutchison Whampoa Ltd.                                         1,849
--------------------------------------------------------------------------------

            Hungary (0.2%)
   27,700   Magyar Tavkozlesi RT. (MATAV) ADR                                836
--------------------------------------------------------------------------------

            India (0.5%)
  118,600   Videsh Sanchar Nigam Ltd. GDR                                  2,728
--------------------------------------------------------------------------------

            Israel (0.3%)
  356,565   Bank Hapoalim Ltd.                                               941
   63,000   Blue Square - Israel Ltd. ADR                                    772
--------------------------------------------------------------------------------
                                                                           1,713
--------------------------------------------------------------------------------

            Italy (4.2%)
   95,300   ENI S.p.A. ADR                                                 5,158
   66,000   Gucci Group N.V.                                               5,495
1,087,000   Italgas S.p.A.                                                 4,272
  198,900   Telecom Italia S.p.A.                                          2,193
1,258,700   Telecom Italia S.p.A. Savings                                  6,786
--------------------------------------------------------------------------------
                                                                          23,904
--------------------------------------------------------------------------------

            Japan (13.4%)
  160,000   Daibiru Corp.                                                  1,119
      400   East Japan Railway Co.                                         2,358
    9,800   Internet Initiative Japan, Inc. ADR *                            936
   44,000   Ito-Yokado Co. Ltd.                                            4,755
  325,000   Kikkoman Corp.                                                 2,509
  153,000   Kirin Brewery Co. Ltd.                                         1,773
   11,800   Nichii Gakkan Co.                                              2,435
  390,000   Nikko Securities Co. Ltd.                                      4,866
1,302,000   Nippon Steel Corp.                                             2,942
      298   Nippon Telegraph & Telephone Corp. (NTT)                       5,357
      130   NTT Mobile Communication Network, Inc.                         4,572
   90,000   Ono Pharmaceutical Co. Ltd.                                    2,856
   74,000   Paris Miki, Inc.                                               6,710
   49,500   Sanix Inc.                                                     5,495
  344,000   Sharp Corp.                                                    7,046
    5,600   Softbank Corp.                                                 4,054
   35,700   Sony Corp.                                                     6,628
  280,000   Sumitomo Electric Industries, Ltd.                             3,180
  500,000   Toshiba Corp.                                                  3,689
   34,500   Toyota Motor Corp.                                             2,344
--------------------------------------------------------------------------------
                                                                          75,624
--------------------------------------------------------------------------------

            Korea (0.9%)
   47,964   Korea Telecom Corp. ADR *                                      2,542
   60,000   Samsung Corp. *                                                1,247
    5,964   Samsung Electronics Co. Ltd.                                   1,235
--------------------------------------------------------------------------------
                                                                           5,024
--------------------------------------------------------------------------------

            Malaysia (0.5%)
  573,500   Genting Bhd                                                    1,992
  650,000   Malaysia International Shipping Corp. Bhd                        967
--------------------------------------------------------------------------------
                                                                           2,959
--------------------------------------------------------------------------------

            Mexico (0.7%)
   17,300   Telefonos de Mexico, S.A. de C.V. ADR                          1,601
  175,000   Tubos de Acero de Mexico, S.A. ADR                             2,199
--------------------------------------------------------------------------------
                                                                           3,800
--------------------------------------------------------------------------------

            Netherlands (9.9%)
  193,800   Akzo Nobel N.V.                                                8,300
  122,500   Benckiser N.V. "B"                                             7,469
   56,060   EVC International N.V. *                                         602
  117,200   Fortis NL N.V.                                                 4,019
  142,302   ING Group N.V.                                                 8,009
   93,800   Koninklijke KPN N.V.                                           5,227
   69,552   Koninklijke Philips Electronics N.V. ADR                       8,312
  115,400   Oce-van der Grinten N.V.                                       2,012
  135,000   Versatel Telecom *                                             3,809
   94,700   VNU N.V.                                                       3,755
  168,600   Vopak Kon *                                                    4,443
--------------------------------------------------------------------------------
                                                                          55,957
--------------------------------------------------------------------------------

            Norway (2.6%)
1,506,700   Christiania Bank og Kreditkasse                                6,954
  137,100   Schibsted ASA                                                  2,092
  605,100   Storebrand ASA *                                               4,242
  448,200   Tandberg Data ASA *                                            1,107
--------------------------------------------------------------------------------
                                                                          14,395
--------------------------------------------------------------------------------

            Philippines (0.1%)
3,600,000   SM Prime Holdings, Inc.                                          571
--------------------------------------------------------------------------------

            Portugal (2.2%)
  225,820   Banco Pinto & Sotto Mayor S.A.                                 4,847
  311,000   Brisa-Auto Estradas de Portugal S.A.                           2,300
  113,700   Portugal Telecom S.A. ADR                                      5,458
--------------------------------------------------------------------------------
                                                                          12,605
--------------------------------------------------------------------------------

            Russia (0.1%)
   22,500   LUKoil ADR                                                       765
--------------------------------------------------------------------------------

            Singapore (0.3%)
  120,000   DBS Group Holdings, Ltd.                                       1,557
--------------------------------------------------------------------------------

            South Africa (0.4%)
   87,497   South African Breweries plc                                      821
  400,000   Standard Bank Investment Corp. Ltd.                            1,399
--------------------------------------------------------------------------------
                                                                           2,220
--------------------------------------------------------------------------------

            Spain (3.5%)
  255,600   Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A.    5,847
  185,750   Repsol S.A.                                                    4,062
  153,985   Telefonica de Espana S.A. ADR *                                9,566
--------------------------------------------------------------------------------
                                                                          19,475
--------------------------------------------------------------------------------

            Sweden (2.6%)
  191,980   Autoliv, Inc. GDR                                              5,754
  152,400   Skandinaviska Enskilda Bank Rights *                             165
  152,400   Skandinaviska Enskilda Banken "A"                              1,451
1,433,000   Swedish Match AB                                               5,120
   94,400   Volvo AB *                                                     2,291
--------------------------------------------------------------------------------
                                                                          14,781
--------------------------------------------------------------------------------

            Switzerland (3.1%)
    5,004   Novartis AG                                                    7,802
   11,600   Selecta Group AG                                               3,940
    5,237   Sulzer AG P.C. *                                               3,264
    6,570   Swisscom AG                                                    2,232
--------------------------------------------------------------------------------
                                                                          17,238
--------------------------------------------------------------------------------

            Taiwan (0.8%)
3,551,625   China Steel Corp.                                              2,524
  619,650   Compal Electronics, Inc.                                       1,977
  619,650   Compal Electronics, Inc. Rights *                                  0
--------------------------------------------------------------------------------
                                                                           4,501
--------------------------------------------------------------------------------

            Turkey (0.4%)
5,300,000   Enka Holding Yatrim A.S.                                       1,535
35,735,794  Yapi Ve Kredi Bankasi A.S.                                       655
--------------------------------------------------------------------------------
                                                                           2,190
--------------------------------------------------------------------------------

            United Kingdom (16.7%)
  126,700   AstraZeneca Group plc                                          5,645
  400,000   Bank of Scotland                                               4,736
1,479,900   Billiton plc                                                   7,156
  122,200   BOC Group plc                                                  2,522
  207,000   British Telecommunications plc                                 4,153
  498,500   British-Borneo Oil & Gas plc *                                 1,479
  270,000   Cable & Wireless plc                                           3,429
  958,900   Cadbury Schweppes                                              6,086
  350,100   CGU plc                                                        5,281
2,335,000   Cookson Group plc                                              9,309
1,414,400   Corporate Services Group plc *                                 2,661
   58,200   Glaxo Wellcome plc ADR                                         3,459
  239,000   Laporte plc                                                    2,224
2,151,000   Laporte plc "B" *                                                 17
1,422,000   Medeva plc                                                     3,878
  348,000   National Westminster Bank plc                                  8,008
1,045,000   Old Mutual plc *                                               2,279
   91,800   Powergen plc                                                     794
  417,933   Reuters Group plc                                              4,668
  685,000   Safeway plc                                                    2,021
1,328,790   Tomkins plc                                                    4,609
  683,058   WPP Group plc                                                  9,669
--------------------------------------------------------------------------------
                                                                          94,083
--------------------------------------------------------------------------------
            Total stocks (cost: $383,252)                                534,158
--------------------------------------------------------------------------------


  Principal
    Amount
    (000)
  ---------
                              BOND (0.2%)
            Japan
   $1,000   MBL International Finance
             (Bermuda) Trust, Convertible Notes, 3%,
             11/30/2002 (cost: $1,000)                                     1,145
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT & AGENCY ISSUES (4.3%)
   24,019   Federal Home Loan Mortgage Corp., 5.61%, 12/01/99
              (cost: $24,019)                                             24,019
--------------------------------------------------------------------------------
              Total investments (cost: $408,271)                        $559,322
================================================================================


                       PORTFOLIO SUMMARY BY INDUSTRY
                       -----------------------------
            Telephones                                    10.6%
            Banks - Major Regional                         8.3
            Drugs                                          5.6
            Communication Equipment                        4.7
            Insurance - Multiline Companies                4.5
            U.S. Government                                4.3
            Oil - International Integrated                 4.2
            Auto Parts                                     2.8
            Retail - Specialty                             2.7
            Railroads/Shipping                             2.6
            Manufacturing - Diversified Industries         2.2
            Chemicals - Specialty                          2.1
            Electrical Equipment                           2.0
            Metals/Mining                                  1.9
            Oil & Gas - Exploration & Production           1.9
            Banks - Money Center                           1.9
            Iron & Steel                                   1.8
            Advertising/Marketing                          1.8
            Tobacco                                        1.6
            Investment Banks/Brokerage                     1.6
            Automobiles                                    1.5
            Electric Utilities                             1.5
            Beverages - Nonalcoholic                       1.3
            Household Products                             1.3
            Manufacturing - Specialized                    1.2
            Leisure Time                                   1.2
            Chemicals                                      1.2
            Services - Commercial & Consumer               1.1
            Oil & Gas - Drilling/Equipment                 1.1
            Waste Management                               1.0
            Textiles - Apparel                             1.0
            Other                                         16.6
                                                          ----
            Total                                         99.1%
                                                          ====









USAA INTERNATIONAL FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

* Non-income producing security.



See accompanying notes to financial statements.









USAA INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)



ASSETS
   Investments in securities, at market value (identified cost of $408,271)             $559,322
   Cash                                                                                      127
   Cash denominated in foreign currencies (identified cost of $1,741)                      1,601
   Receivables:
      Capital shares sold                                                                    228
      Dividends and interest                                                                 750
      Securities sold                                                                        432
                                                                                        --------
         Total assets                                                                    562,460
                                                                                        --------

LIABILITIES
   Securities purchased                                                                    1,782
   Unrealized depreciation on foreign currency contracts held, at value                       16
   Capital shares redeemed                                                                 3,032
   USAA Investment Management Company                                                        339
   USAA Transfer Agency Company                                                               90
   Accounts payable and accrued expenses                                                     238
                                                                                        --------
         Total liabilities                                                                 5,497
                                                                                        --------
            Net assets applicable to capital shares outstanding                         $556,963
                                                                                        ========

REPRESENTED BY:
   Paid-in capital                                                                      $380,566
   Accumulated undistributed net investment income                                           861
   Accumulated net realized gain on investments                                           24,653
   Net unrealized appreciation of investments                                            151,051
   Net unrealized depreciation on foreign currency translations                             (168)
                                                                                        --------
            Net assets applicable to capital shares outstanding                         $556,963
                                                                                        ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                        24,665
                                                                                        ========
   Net asset value, redemption price, and offering price per share                      $  22.58
                                                                                        ========



See accompanying notes to financial statements.









USAA INTERNATIONAL FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $535)             $ 3,542
      Interest                                                          460
                                                                    -------
         Total income                                                 4,002
                                                                    -------
   Expenses:
      Management fees                                                 1,996
      Transfer agent's fees                                             553
      Custodian's fees                                                  271
      Postage                                                           161
      Shareholder reporting fees                                          4
      Trustees' fees                                                      2
      Registration fees                                                  56
      Professional fees                                                  23
      Other                                                               8
                                                                    -------
         Total expenses                                               3,074
                                                                    -------
            Net investment income                                       928
                                                                    -------
Net realized and unrealized gain (loss) on investments and
  foreign currency:
   Net realized gain (loss) on:
      Investments                                                    24,942
      Foreign currency transactions                                     (68)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                    52,976
      Foreign currency translations                                     (32)
                                                                    -------
            Net realized and unrealized gain                         77,818
                                                                    -------
Increase in net assets resulting from operations                    $78,746
                                                                    =======


See accompanying notes to financial statements.










USAA INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)


                                                                 11/30/99      5/31/99
                                                                -----------------------
From operations:
   Net investment income                                        $    928       $  5,191
   Net realized gain on investments                               24,942          5,304
   Net realized loss on foreign currency transactions                (68)          (695)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                 52,977        (55,849)
      Foreign currency translations                                  (32)           726
                                                                -----------------------
      Increase (decrease) in net assets
         resulting from operations                                78,747        (45,323)
                                                                -----------------------
Distributions to shareholders from:
   Net investment income                                          (3,172)        (5,475)
                                                                -----------------------
   Net realized gains                                             (5,238)       (15,641)
                                                                -----------------------
From capital share transactions:
   Proceeds from shares sold                                      83,556        221,748
   Shares issued for dividends reinvested                          7,919         19,949
   Cost of shares redeemed                                      (104,731)      (304,031)
                                                                -----------------------
      Decrease in net assets from capital share transactions     (13,256)       (62,334)
                                                                -----------------------
Net increase (decrease) in net assets                             57,081       (128,773)
Net assets:
   Beginning of period                                           499,882        628,655
                                                                -----------------------
   End of period                                                $556,963       $499,882
                                                                =======================

Undistributed net investment income included in net assets:
   End of period                                                $    861       $  3,172
                                                                =======================

Change in shares outstanding:
   Shares sold                                                     3,969         11,569
   Shares issued for dividends reinvested                            381            952
   Shares redeemed                                                (4,943)       (15,912)
                                                                -----------------------
      Decrease in shares outstanding                                (593)        (3,391)
                                                                =======================




See accompanying notes to financial statements.









USAA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing a great majority of the Fund's assets in equity securities of foreign companies.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1999, were $78.7 million and $106.4 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $178.6 million and $27.5 million, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1999, the terms of open foreign currency contracts were as follows (in thousands):



Foreign Currency Contracts to Buy:


------------------------------------------------------------------------------------------
                               U.S. Dollar
Exchange     Contracts to      Value as of     In Exchange     Unrealized     Unrealized
  Date          Receive         11/30/99    for U.S. Dollar   Appreciation   Depreciation
------------------------------------------------------------------------------------------
12/01/99  1,118 British Pound    $1,783          $1,799          $ -            $(16)
------------------------------------------------------------------------------------------
                                 $1,783          $1,799          $ -            $(16)
==========================================================================================



Foreign Currency Contracts to Sell:


------------------------------------------------------------------------------------------
                               U.S. Dollar
Exchange     Contracts to      Value as of     In Exchange     Unrealized     Unrealized
  Date          Deliver         11/30/99    for U.S. Dollar   Appreciation   Depreciation
------------------------------------------------------------------------------------------
12/07/99   271 British Pound      $432            $432            $ -            $ -
------------------------------------------------------------------------------------------
                                  $432            $432            $ -            $ -
==========================================================================================


(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                               Six-month
                             Period Ended
                              November 30,                   Year Ended May 31,
                             ----------------------------------------------------------------------
                                1999        1999        1998        1997        1996        1995
                             ----------------------------------------------------------------------
Net asset value at
   beginning of period       $  19.79     $  21.94    $  21.03    $  18.71    $  15.78    $  16.36
Net investment income             .01          .21         .19         .15         .17         .10
Net realized and
   unrealized gain (loss)        3.12        (1.62)       2.41        2.87        2.92         .29
Distributions from net
   investment income             (.13)        (.19)       (.12)       (.20)       (.07)        -
Distributions of realized
   capital gains                 (.21)        (.55)      (1.57)       (.50)       (.09)       (.97)
                             ---------------------------------------------------------------------
Net asset value at
   end of period             $  22.58     $  19.79    $  21.94    $  21.03    $  18.71    $  15.78
                             =====================================================================
Total return (%) *              15.93        (6.63)      13.29       16.72       19.71        2.49
Net assets at end of
   period (000)              $566,963     $499,882    $628,655    $616,576    $417,995    $346,033
Ratio of expenses to
   average net assets (%)        1.15(a)      1.12        1.05        1.09        1.19        1.17
Ratio of net investment
   income to average net
   assets (%)                     .35(a)       .98         .87         .79        1.04         .81
Portfolio turnover (%)          15.39        37.69       42.97       46.03       70.01       64.30



  * Assumes reinvestment of all dividend income and capital gains distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777